                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of August 24, 2007 (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be directly or indirectly evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS
Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through
Certificates, Series 2007-C6. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The
Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of August 13, 2007 (the "Pooling and Servicing Agreement"), between the
Purchaser, as depositor, Wachovia Bank, National Association, as master servicer
(the "Master Servicer"), Midland Loan Services, Inc.., as special servicer (the
"Special Servicer"), and LaSalle Bank National Association, as trustee (the
"Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the
Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Securities LLC ("UBS-SEC") and Banc of America Securities
LLC ("BOA" and, together with Lehman and UBS-SEC in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a
Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBS-SEC (together in such capacity, the
"Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $1,910,386,178.06 (the "Initial LBHI Pool
Balance") as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or

before such date, whether or not received. The purchase and sale of the Mortgage
Loans shall take place on August 30, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial LBHI Pool
Balance, plus interest accrued on each Mortgage Loan at the related Mortgage
Rate (net of the related Administrative Cost Rate), for the period from and including August 11, 2007 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer), or, in the case of an Outside Serviced Trust Mortgage Loan, the applicable Outside
Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans. In addition, the Seller shall, in the case of each Mortgage Loan that is an Outside Serviced
Trust Mortgage Loan, deliver to and deposit with the Master Servicer, within 45 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non-Trust Mortgage Loan Securitization
Agreement or to a custodian under a custodial agreement that relates solely to such Outside Serviced Trust Mortgage Loan, as applicable.

          (d) The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public

                                      -2-

recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

          Pursuant to the Pooling and Servicing Agreement and a letter agreement dated August 30, 2007 (the "Filing Letter Agreement") between Five Mile Capital
Partners LLC (the "Payee"), the Depositor, the UBS Mortgage Loan Seller and the
Trustee, the Trustee, through a third party (the "Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement and at the expense of the Payee (and in any event within 45 days following the later of the
Closing Date and the date on which all necessary filing information is available to the Filing Agent), is required to cause (i) each assignment of Uniform
Commercial Code financing statements prepared by the Seller, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the
Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the
Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of Uniform Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the
Filing Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii)
required to be paid by the Payee pursuant to the Filing Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the Pooling and Servicing Agreement and the Filing Letter Agreement
and at the expense of the Seller, shall only be required to cause the Filing
Agent to file the assignments of such Uniform Commercial Code financing statements with respect to Mortgage Loans secured by hotel or hospitality properties.

          (e) With respect to any Mortgage Loan (other than an Outside Serviced
Trust Mortgage Loan), the Seller shall deliver to and deposit with the Master
Servicer, within 45 days of the Closing Date, the Mortgage Loan Origination
Documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver

                                      -3-

any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and each Mortgage Loan (other than an
Outside Serviced Trust Mortgage Loan) that has a related guaranty of payment or letter of credit, the Seller shall deliver to and deposit with the Master
Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such guaranty of payment or letter of credit. Further, in the event, with respect to a Mortgage Loan (other than an
Outside Serviced Trust Mortgage Loan) with a related letter of credit, the
Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the
Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller and the Controlling Class Representative and the Special Servicer with a certificate (the "Master Servicer Certification") within 90 days of the Closing
Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received;
provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account the Initial Deposits, if any, relating to the Mortgage Loans.

                                      -4-

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

                                      -5-

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ix) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the initial Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the "Depositor" shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting

                                      -6-

     the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice or obtains actual knowledge with respect to any Mortgage Loan (i) that any document constituting a part of the related Mortgage File pursuant to clauses (a)(i) through (a)(xiii) (or, in the case of an Outside Serviced Trust Mortgage Loan, clause (b)(i)) of the definition of "Mortgage File" in the Pooling and Servicing Agreement or a
document, if any, specifically set forth on Schedule IX to the Pooling and
Servicing Agreement, has not been executed (if applicable) or is missing (a
"Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a
"Breach") relating to such Mortgage Loan, and such Document Defect or Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the
Mortgage Loan, then such Document Defect shall constitute a "Material Document
Defect" or such Breach shall constitute a "Material Breach", as the case may be.
In the event that the Seller obtains actual knowledge of a Material Document
Defect or Material Breach, then the Seller shall deliver written notification to the Purchaser with respect thereto. Then, following receipt of a
Seller/Depositor Notification with respect to such Material Document Defect or
Material Breach, as the case may be, the Seller shall cure, repurchase or cover the loss of value with respect to the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing
Agreement.

          (b) In the event the Seller is obligated to repurchase any Mortgage
Loan pursuant to this Section 5, such obligation shall extend to any successor
REO Mortgage Loan with respect thereto as to which (A) the subject Material
Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B)

                                      -7-

as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO Property, a Seller/Depositor
Notification from the Trustee regarding the occurrence of the applicable
Material Breach and directing the Seller to repurchase the subject Mortgage
Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to any Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller (or by the Depositor)
within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the
Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the

                                      -8-

obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the Purchaser with respect to any Breach or Document
Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

          (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Material Breach or
Material Document Defect, as the case may be, in each case required to be paid by the Depositor (or, payable by the Depositor due to the Depositor's exercise of its option) under Section 2.03(e) of the Pooling and Servicing Agreement, but
only if and to the extent the Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material
Breach or Material Document Defect and the Seller shall not be obligated to otherwise cure such Material Breach or Material Document Defect or repurchase the affected Mortgage Loan based on such Material Breach or Material Document
Defect under any circumstances. Notwithstanding the foregoing provisions of this
Section 5(g), if 95% or more of the loss of value to a Mortgage Loan was caused by a Material Breach or Material Document Defect, which Material Breach or
Material Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage
Loan at the applicable Purchase Price in accordance with Section 5(a).
Furthermore, the Seller shall not have the option of delivering Loss of Value
Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value
Payment made by the Seller in accordance with this Section 5(g),

                                      -9-

the amount of such Loss of Value Payment shall be deposited into the Loss of
Value Reserve Fund to be applied in accordance with Section 3.05(e) of the
Pooling and Servicing Agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing
Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material
Document Defect or Material Breach that affects whether a Mortgage Loan is a
Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an
Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          (i) The parties hereto agree that any controversy or claim arising under Section 5(a), Section 5(b) and/or Section 5(g) of this Agreement shall be resolved in accordance with the Mediation/Arbitration procedures set forth in
Section 2.03(i) of the Pooling and Servicing Agreement. The parties to this
Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5, subject to the conditions set forth in
Section 2.03(i) of the Pooling and Servicing Agreement.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, 2 World
Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

                                      -10-

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Thacher Proffitt & Wood LLP, special counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of
Thacher Proffitt & Wood LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) A favorable opinion of in-house counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the

                                      -11-

Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

          (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8. Costs. The Seller shall pay its Allocable Share of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial
Purchaser, the Underwriters, the Placement Agents and the sellers of the Other
Loans to the Purchaser in connection with the securitization of the Securitized
Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement. "Allocable Share"
shall mean a fraction (expressed as a percentage), the numerator of which is the aggregate outstanding principal balance of the Mortgage Loans as of the date of determination, and the denominator of which is the aggregate outstanding principal balance of all of the Securitized Loans on such date of determination.

          SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section
2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and

                                      -12-

the Pooling and Servicing Agreement; and, in connection with the foregoing, the
Seller authorizes the Purchaser to file any and all appropriate Uniform
Commercial Code financing statements.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SUBJECT
TO SECTION 5(i) HEREOF, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I)
SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN
NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH RESPECT TO MATTERS
ARISING OUT OF OR RELATING TO THIS AGREEMENT OTHER THAN MATTERS TO BE SETTLED BY
MEDIATION OR ARBITRATION IN ACCORDANCE WITH SECTION 5(i) HEREOF; (II) AGREES
THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND
DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL
OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR

                                      -13-

PROCEEDING COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES
THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND
MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER
MANNER PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT SECTION 5(i) HEREOF IS
INAPPLICABLE AND BOTH A NEW YORK STATE AND A FEDERAL COURT SITTING IN NEW YORK
IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY
PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS
AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED
SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE
COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER
COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH
REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II)
OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                      -14-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      SELLER

                                      LEHMAN BROTHERS HOLDINGS INC.

                                      By: /s/ Charlene Thomas
                                          ---------------------------
                                      Name:  Charlene Thomas
                                      Title: Authorized Signatory

                                      Address for Notices:

                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                      PURCHASER

                                      STRUCTURED ASSET SECURITIES CORPORATION II

                                      By: /s/ David Nass
                                          ---------------------------
                                      Name:  David Nass
                                      Title: Senior Vice President

                                      Address for Notices:

                                      Structured Asset Securities Corporation II
                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (SEE ATTACHED)

MORTGAGE LOAN NUMBER                   PROPERTY NAME                                              ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

1                     Innkeepers Portfolio                            Various
2                     PECO PORTFOLIO                                  VARIOUS
2A                    PECO Portfolio - Henrietta Plaza                1100 Jefferson Road
2B                    PECO Portfolio - Thompson Square Mall           4058 Route 42 North
2C                    PECO Portfolio - Tops Plaza - Cortland Staples  3836 Route 281
2D                    PECO Portfolio - Tops Plaza - Depew             5175 Broadway
2E                    PECO Portfolio - Tops Plaza - Erie              1520 W. 26th Street
2F                    PECO Portfolio - Shoppes at Citiside            4430 The Plaza
2G                    PECO Portfolio - Turfway Plaza                  6825 Burlington Pike
2H                    PECO Portfolio - Eastwood Shopping Center       246 Versailles Road
2I                    PECO Portfolio - University Plaza - Amherst     3500 Main Street
2J                    PECO Portfolio - Montgomery Commons             3801 Eastern Boulevard
2K                    PECO Portfolio - Lake Olympia Square            1489 East Silver Star Road
2L                    PECO Portfolio - Cedar Springs Crossing         2199 Southport Road
2M                    PECO Portfolio - Indian Hills                   429 Highway 53 East
2N                    PECO Portfolio - D&F Plaza                      1170 - 1186 Central Avenue
2O                    PECO Portfolio - Columbia Promenade             1251-1263 West Columbia Avenue
2P                    PECO Portfolio - Holly Springs Plaza            305 Holly Springs Plaza Road
2Q                    PECO Portfolio - Redbud Commons                 2609 S. New Hope Road
2R                    PECO Portfolio - Bi-Lo Center - Asheville       511 Smokey Park Highway
2S                    PECO Portfolio - Habersham Village              1145 Highway 441 North
2T                    PECO Portfolio - Cox Creek                      354 Cox Creek Parkway
2U                    PECO Portfolio - Bridgewater Marketplace        13180 East Colonial Drive
2V                    PECO Portfolio - Kensington Place               1715 S Rutherford Boulevard
2W                    PECO Portfolio - Crestview Corners              2535 S. Ferdon Boulevard
2X                    PECO Portfolio - Delavan Plaza                  207 - 433 South Wright Street
2Y                    PECO Portfolio - Westdale Plaza                 615 - 625 State Road 136
2Z                    PECO Portfolio - Southside Plaza                708-744 Foote Avenue
2AA                   PECO Portfolio - Richardson Plaza               543 St. Andrews Road
2AB                   PECO Portfolio - North Aiken Bi-Lo Center       1145 York Street NE
2AC                   PECO Portfolio - Tellico Plaza                  785 Highway 321 North
2AD                   PECO Portfolio - Pulaski Plaza                  1200 East Main Street
2AE                   PECO Portfolio - Concord Crossing               585 Warren C. Coleman Boulevard South
2AF                   PECO Portfolio - Lakeview Plaza                 2310 Fortune Road
2AG                   PECO Portfolio - Houston Square                 207 Russell Parkway
2AH                   PECO Portfolio - Squirewood Village             115 West Highway 25/70
2AI                   PECO Portfolio - Eastridge Crossing             200 Thompson Street
2AJ                   PECO Portfolio - Silver Hill                    2702 Pine Hills Road
2AK                   PECO Portfolio - South Main Street Plaza        2250 S. Main Street
2AL                   PECO Portfolio - Irving West                    1407 - 1433  North Belt Line Road
2AM                   PECO Portfolio - Palmetto Crossroads            65 Bow Circle
5                     One Sansome Street                              One Sansome Street
6                     100 Wall Street                                 100 Wall Street
7                     McCandless Towers                               3945-3955 and 3965 Freedom Circle
8                     Greensboro Park                                 8180-8200 Greensboro Drive
11                    One Fair Oaks Plaza                             4114 Legato Road
13                    707 Broad Street                                707 Broad Street
14                    Texas SLC Portfolio                             Various
17                    Barons Apartments                               2101 US-80 East
20                    Greenhouse on Holcomb Bridge                    8520 Holcomb Bridge Road
22                    Bear Canyon                                     9055 East Catalina Highway
23                    Portsmouth Station Shopping Center              10294-10404 Portsmouth Road
27                    Highland Parc                                   1113 Powers Ferry Place
30                    SawGrass Landing                                13715-13999 West Sunrise Boulevard
31                    Spring Valley Town Center                       4240 South Rainbow Boulevard
32                    Waxahachie Towne Center                         1316-1440 North Highway 77
33                    Forest Ridge                                    3720 S. Yaqui Drive
34                    Tower Square Retail                             574 & 566 Prairie Center Drive
35                    Hickory Grove                                   419 Paul Huff Parkway
36                    Casa Grande Palm Center                         440-580 N. Camino Mercado
40                    Walgreens & Schnucks Anchored Shopping Center   2408-2614 State Street; 2407-2545 State St. & 602-608 25th St.
41                    Pecan Valley Apartments                         3450 Southcross
44                    Grand Prairie Home Depot                        1102 West Freeway
45                    Lohman's Crossing                               2300 Lohman's Crossing Road
47                    Hampton Inn Memphis Southwind                   3579 Hacks Cross Road
48                    Paradise Vista Apartments                       7102 North 43rd Ave
49                    Addison Tower                                   16415 Addison Road
52                    Belvedere Plaza                                 3100 N. Main Street
53                    Homewood Suites Memphis Southwind               3583 Hacks Cross Road
54                    Extra Space Storage                             160 John St.
56                    29 Commonwealth Ave                             29 Commonwealth Avenue
59                    Dolphin Landing                                 6402 Weber Road
64                    South Plaza                                     1200-1280 South Broad Street
65                    Thunderbird Square                              3507-3555 West Thunderbird Road,13616 North 35th Avenue
68                    13020 Yukon Avenue                              13020 Yukon Avenue
69                    Moorpark Grove Shopping Center                  Wrap SEC Los Angeles Avenue and Park Lane
70                    South Road Square                               1955 South Road
71                    Barclay Place Shopping Center                   4963 US Highway 98
72                    Mercede Park                                    1371 SW 8 Street
74                    Holiday Inn Express - Hillcroft                 6687 Southwest Freeway
75                    1523 Elizabeth                                  1523 Elizabeth Avenue
76                    Kessler Hills Shopping Center                   1050 N. WestMoreland Road
77                    Sun Forest Apartments                           420 Garland Drive
79                    South City Center                               4830-4858 South Broadway
80                    221 Progress Parkway                            221 Progress Parkway
81                    NorthPointe                                     100 Fletcher Avenue
84                    Sunridge Apartments                             145 East Pioneer Parkway
85                    Franklin Properties Apartments                  Various
86                    Loop 1604 Self Storage                          10507 Schaenfield Road & 8223 Leslie Road
87                    The Ice House Office Building                   231 Riverside Drive
91                    Dogwood Creek Apartments                        3237 Yanceyville Street
92                    Champion Forest Self Storage                    14850 Cutten Road
93                    North Parkway Mini Storage                      10132 N. Memorial Parkway
97                    331 State Road Plaza                            331 State Road
98                    South Elm Plaza                                 120 Meadowview Road
99                    Ryan Road Self Storage                          840 West Ryan Road
101                   Our Town Shopping Center                        971 North Main Street
102                   Southwood Village                               1605 Way Street
104                   Skyline Building                                2600 9th Street North
107                   Blessing Mobile Home Park                       1102 Martin Avenue
108                   4931 Riverside Drive                            4931 Riverside Drive
109                   Cottages at Northern Hills                      800 North Chowning
110                   1738 House Apartments                           489 Main Street
111                   Olivera Industrial                              1990 Olivera Road
113                   Dakota Marketplace                              2963 Dakota Avenue South
114                   Park Place Apartments                           935, 945, 950 West 5th Street
115                   363 Ocean Parkway                               363 Ocean Parkway
116                   Sendera Pointe                                  6311 Beverly Hill Street
117                   Wellington Apartments                           2102-2105 33rd St. & 2100-2101 34th St.
119                   Lock-Ur-Own Self Storage                        9591 East 22nd  Avenue
121                   3M Bentonville Office/Warehouse                 SE Otis Corley Drive
122                   The Shoppes at Kettering Pointe                 2234-2286 S. Smithville Road
123                   Whitsett Apartments                             5261 Whitsett Avenue
127                   One Westgate                                    1504 West Expressway 83
128                   Newport Plaza                                   4551 New Falls Road
132                   West Oaks Retail Center                         2808 Highway 6 S.
134                   Merrick Crossing                                2008 Merchant Drive
135                   Armenia Professional                            4023 North Armenia Avenue
137                   Louisiana Purchase Center                       2223-2323 Louisiana Street
138                   Flyer Shoppes                                   1822 Brown Street
139                   335 Oxford Street                               335 Oxford Street
141                   Shoppes of Moyock                               105 Currituck Commercial Drive
142                   Englewood Crossing                              905 South Main Street
143                   Pompano Center                                  2240 N Federal Highway

MORTGAGE LOAN NUMBER         CITY          STATE   ZIP CODE  CUT-OFF DATE BALANCE  MONTHLY P&I PAYMENT   MORTGAGE RATE
----------------------------------------------------------------------------------------------------------------------

1                     Various             Various   Various     412,701,271.00         2,666,493.25         6.7125
2                     VARIOUS             VARIOUS   VARIOUS     323,860,000.00         2,036,438.01         6.4500
2A                    Rochester           NY         14467       21,792,000.00           136,025.00         6.3800
2B                    Thompson            NY         12701       18,400,000.00           118,853.23         6.7100
2C                    Cortland            NY         13045       17,424,000.00           108,760.08         6.3800
2D                    Depew               NY         14043       16,424,000.00           102,518.11         6.3800
2E                    Erie                PA         16508       15,225,000.00            95,033.99         6.3800
2F                    Charlotte           NC         28215       10,696,000.00            66,764.11         6.3800
2G                    Florence            KY         41042       10,626,000.00            66,327.17         6.3800
2H                    Frankfort           KY         40601        9,987,000.00            62,338.55         6.3800
2I                    Amherst             NY         14226        9,975,000.00            64,432.66         6.7100
2J                    Montgomery          AL         36116        9,890,000.00            62,056.93         6.4300
2K                    Ocoee               FL         34761        9,837,000.00            61,402.25         6.3800
2L                    Spartanburg         SC         29306        9,437,000.00            58,905.47         6.3800
2M                    Calhoun             GA         30701        9,200,000.00            57,727.38         6.4300
2N                    Dunkirk             NY         14048        9,150,000.00            57,413.64         6.4300
2O                    Kissimmee           FL         34741        9,037,000.00            56,408.68         6.3800
2P                    Franklin            NC         28734        8,870,000.00            55,656.72         6.4300
2Q                    Gastonia            NC         28056        8,700,000.00            56,196.91         6.7100
2R                    Asheville           NC         28715        6,925,000.00            44,731.44         6.7100
2S                    Cornelia            GA         30531        6,920,000.00            43,421.03         6.4300
2T                    Florence            AL         35630        6,720,000.00            42,166.09         6.4300
2U                    Orlando             FL         32826        6,688,000.00            41,746.29         6.3800
2V                    Mufreesboro         TN         37130        6,418,000.00            40,060.96         6.3800
2W                    Crestview           FL         32536        6,380,000.00            40,032.68         6.4300
2X                    Delavan             WI         53115        6,280,000.00            39,405.21         6.4300
2Y                    Baraboo             WI         53913        6,260,000.00            39,279.72         6.4300
2Z                    Jamestown           NY         14701        6,088,000.00            38,001.11         6.3800
2AA                   Columbia            SC         29210        6,080,000.00            38,150.27         6.4300
2AB                   Aiken               SC         29801        5,750,000.00            37,141.63         6.7100
2AC                   Lenoir City         TN         37771        5,500,000.00            34,510.93         6.4300
2AD                   Pulaski             VA         24301        5,120,000.00            32,126.54         6.4300
2AE                   Concord             NC         28025        5,098,000.00            31,821.56         6.3800
2AF                   Kissimmee           FL         34744        4,968,000.00            31,010.10         6.3800
2AG                   Warner Robins       GA         31088        4,718,000.00            29,449.61         6.3800
2AH                   Dandridge           TN         37725        4,438,000.00            27,701.86         6.3800
2AI                   Hendersonville      NC         28792        4,250,000.00            27,452.51         6.7100
2AJ                   Orlando             FL         32808        4,240,000.00            26,604.79         6.4300
2AK                   Bellefountaine      OH         43311        4,099,000.00            25,585.83         6.3800
2AL                   Irving              TX         75061        3,410,000.00            21,396.78         6.4300
2AM                   Hilton Head Island  SC         29928        2,840,000.00            17,820.19         6.4300
5                     San Francisco       CA         94104      139,569,073.00           727,584.56         6.1700
6                     New York            NY         10005      117,399,060.00           619,945.84         6.2500
7                     Santa Clara         CA         95054      116,426,461.00           738,192.97         6.5300
8                     McLean              VA         22102      108,926,767.00           579,808.10         6.3000
11                    Fairfax             VA         22033       52,399,975.22           279,363.43         6.3100
13                    Newark              NJ         07102       42,000,000.00           199,999.72         5.6360
14                    Various             TX        Various      39,000,000.00           203,540.73         6.1770
17                    Mesquite            TX         75150       30,200,000.00           177,969.43         5.8400
20                    Roswell             GA         30022       23,900,000.00           147,156.42         6.2500
22                    Tucson              AZ         85749       22,500,000.00           118,450.10         6.2308
23                    Manassas            VA         20110       20,838,000.00           136,960.45         6.8800
27                    Marietta            GA         30067       20,200,000.00           124,374.83         6.2500
30                    Sunrise             FL         33323       18,250,000.00           117,400.29         6.6700
31                    Las Vegas           NV         89103       17,575,000.00           115,513.96         6.8800
32                    Waxahachie          TX         75165       16,750,000.00           104,224.48         6.3500
33                    Flagstaff           AZ         86001       16,240,000.00            99,359.60         6.1900
34                    Eden Prairie        MN         55344       14,894,000.00            97,892.74         6.8800
35                    Cleveland           TN         37312       14,500,000.00            91,268.76         6.4600
36                    Casa Grande         AZ         85222       14,337,244.82            83,560.47         5.7300
40                    East St. Louis      IL         62205       12,100,000.00            76,162.21         6.4600
41                    San Antonio         TX         78223       12,000,000.00            70,333.97         5.7900
44                    Grand Prairie       TX         75050       11,600,000.00            68,359.12         5.8400
45                    Lakeway             TX         78734       11,600,000.00            68,507.21         5.8600
47                    Memphis             TN         38125       11,491,586.37            72,385.57         6.4600
48                    Glendale            AZ         85301       11,250,000.00            70,885.84         6.4700
49                    Addison             TX         75001       11,100,000.00            70,378.69         6.5300
52                    Anderson            SC         29621       10,450,000.00            63,427.74         6.1150
53                    Memphis             TN         38125        9,992,683.81            62,943.97         6.4600
54                    Brooklyn            NY         11201        9,700,000.00            60,928.35         6.4400
56                    Boston              MA         02116        9,500,000.00            59,609.79         6.4300
59                    Corpus Christi      TX         78413        9,220,173.62            57,836.31         6.4200
64                    Brooksville         FL         34601        7,500,000.00            49,344.85         6.8900
65                    Phoenix             AZ         85053        7,200,000.00            42,567.71         5.8700
68                    Hawthorne           CA         90250        7,093,721.19            41,433.67         5.7500
69                    Moorpark            CA         93021        7,000,000.00            44,129.74         6.4750
70                    Poughkeepsie        NY         12601        7,000,000.00            43,739.59         6.3900
71                    Lakeland            FL         33809        7,000,000.00            42,487.48         6.1150
72                    Pompano Beach       FL         33069        6,500,000.00            38,304.68         5.8400
74                    Houston             TX         77074        6,400,000.00            43,053.43         6.4600
75                    Charlotte           NC         28204        6,200,000.00            36,893.57         5.9300
76                    Dallas              TX         75211        5,960,794.33            36,553.69         6.1500
77                    Lake Jackson        TX         77566        5,850,000.00            38,332.66         6.8500
79                    Wichita             KS         67216        5,440,000.00            34,170.12         6.4400
80                    Franklin            VA         23851        5,360,000.00            31,963.81         5.9500
81                    Tampa               FL         33612        5,300,000.00            33,639.15         6.5400
84                    Grand Prairie       TX         75052        5,050,000.00            31,159.44         6.2700
85                    Various             RI        Various       5,000,000.00            33,644.58         6.7700
86                    San Antonio         TX         78254        4,400,000.00            28,392.23         6.7000
87                    Macon               GA         31210        4,396,168.28            25,845.16         5.8100
91                    Greensboro          NC         27405        4,175,000.00            26,581.33         6.5700
92                    Houston             TX         77069        4,100,000.00            25,324.46         6.2800
93                    Huntsville          AL         35810        4,000,000.00            25,177.59         6.4600
97                    Dartmouth           MA         02747        3,700,000.00            23,143.72         6.4000
98                    Greensboro          NC         27406        3,700,000.00            22,088.31         5.9600
99                    Oak Creek           WI         53154        3,577,013.29            21,800.71         6.0800
101                   Mooresville         NC         28115        3,425,000.00            21,828.84         6.5800
102                   Reidsville          NC         27320        3,400,000.00            19,949.60         5.8000
104                   St. Petersburg      FL         33704        3,000,000.00            14,954.86         5.9000
107                   Round Rock          TX         78681        2,928,003.62            18,926.08         6.7100
108                   Macon               GA         31210        2,877,724.65            17,601.75         6.1800
109                   Edmond              OK         73034        2,800,000.00            16,180.31         5.6600
110                   Sturbridge          MA         01566        2,800,000.00            16,949.77         6.0900
111                   Concord             CA         94520        2,800,000.00            17,605.93         6.4500
113                   Huron               SD         57350        2,728,286.62            17,551.39         6.1300
114                   Corona              CA         92882        2,650,000.00            17,258.37         6.7900
115                   Brooklyn            NY         11218        2,650,000.00            16,924.46         6.6000
116                   Houston             TX         77057        2,628,347.25            16,189.89         6.2300
117                   Lubbock             TX         79411        2,600,000.00            15,371.67         5.8700
119                   Aurora              CO         80010        2,550,000.00            15,700.79         6.2500
121                   Bentonville         AR         72712        2,450,000.00            15,793.06         6.6900
122                   Kettering           OH         45420        2,440,000.00            14,270.19         5.7700
123                   Valley Village      CA         91607        2,425,000.00            15,279.84         6.4700
127                   Weslaco             TX         78596        2,240,000.00            14,114.16         6.4700
128                   Levittown           PA         19056        2,200,000.00            10,669.49         5.7400
132                   Houston             TX         77082        2,024,000.00            12,793.06         6.5000
134                   Richmond            KY         40475        2,000,000.00            13,051.83         6.8100
135                   Tampa               FL         33607        1,950,000.00            12,274.07         6.4600
137                   Lawrence            KS         66046        1,850,000.00            11,802.97         6.5900
138                   Dayton              OH         45409        1,740,000.00            10,176.29         5.7700
139                   Dover               OH         44622        1,595,822.99             9,685.58         6.0900
141                   Moyock              NC         27958        1,450,000.00             9,308.49         6.6500
142                   Englewood           OH         45322        1,110,000.00             6,491.77         5.7700
143                   Pompano Beach       FL         33062          700,000.00             4,360.22         6.3600

MORTGAGE LOAN NUMBER  REMAINING TERM TO MATURITY  MATURITY DATE  REMAINING AMORTIZATION TERM  INTEREST ACCRUAL BASIS
--------------------------------------------------------------------------------------------------------------------

1                                 119                7/9/2017                360                      Act/360
2                                 119               7/11/2017                360                      ACT/360
2A                                119               7/11/2017                360                      Act/360
2B                                119               7/11/2017                360                      Act/360
2C                                119               7/11/2017                360                      Act/360
2D                                119               7/11/2017                360                      Act/360
2E                                119               7/11/2017                360                      Act/360
2F                                119               7/11/2017                360                      Act/360
2G                                119               7/11/2017                360                      Act/360
2H                                119               7/11/2017                360                      Act/360
2I                                119               7/11/2017                360                      Act/360
2J                                119               7/11/2017                360                      Act/360
2K                                119               7/11/2017                360                      Act/360
2L                                119               7/11/2017                360                      Act/360
2M                                119               7/11/2017                360                      Act/360
2N                                119               7/11/2017                360                      Act/360
2O                                119               7/11/2017                360                      Act/360
2P                                119               7/11/2017                360                      Act/360
2Q                                119               7/11/2017                360                      Act/360
2R                                119               7/11/2017                360                      Act/360
2S                                119               7/11/2017                360                      Act/360
2T                                119               7/11/2017                360                      Act/360
2U                                119               7/11/2017                360                      Act/360
2V                                119               7/11/2017                360                      Act/360
2W                                119               7/11/2017                360                      Act/360
2X                                119               7/11/2017                360                      Act/360
2Y                                119               7/11/2017                360                      Act/360
2Z                                119               7/11/2017                360                      Act/360
2AA                               119               7/11/2017                360                      Act/360
2AB                               119               7/11/2017                360                      Act/360
2AC                               119               7/11/2017                360                      Act/360
2AD                               119               7/11/2017                360                      Act/360
2AE                               119               7/11/2017                360                      Act/360
2AF                               119               7/11/2017                360                      Act/360
2AG                               119               7/11/2017                360                      Act/360
2AH                               119               7/11/2017                360                      Act/360
2AI                               119               7/11/2017                360                      Act/360
2AJ                               119               7/11/2017                360                      Act/360
2AK                               119               7/11/2017                360                      Act/360
2AL                               119               7/11/2017                360                      Act/360
2AM                               119               7/11/2017                360                      Act/360
5                                  58               6/11/2012                 0                       Act/360
6                                  58               6/11/2012                 0                       Act/360
7                                 118               6/11/2017                360                      Act/360
8                                  58               6/11/2012                 0                       Act/360
11                                 58               6/11/2012                 0                       Act/360
13                                121               9/11/2017                 0                       Act/360
14                                 57               5/11/2012                 0                       Act/360
17                                118               6/11/2017                360                      Act/360
20                                 58               6/11/2012                360                      Act/360
22                                 59               7/11/2012                 0                       Act/360
23                                179               7/11/2022                360                      Act/360
27                                 59               7/11/2012                360                      Act/360
30                                120               8/11/2017                360                      Act/360
31                                179               7/11/2022                360                      Act/360
32                                120               8/11/2017                360                      Act/360
33                                118               6/11/2017                360                      Act/360
34                                179               7/11/2022                360                      Act/360
35                                119               7/11/2017                360                      Act/360
36                                119               7/11/2017                359                      Act/360
40                                120               8/11/2017                360                      Act/360
41                                113               1/11/2017                360                      Act/360
44                                120               8/11/2017                360                      Act/360
45                                118               6/11/2017                360                      Act/360
47                                119               7/11/2017                359                      Act/360
48                                119               7/11/2017                360                      Act/360
49                                119               7/11/2017                360                      Act/360
52                                118               6/11/2017                360                      Act/360
53                                119               7/11/2017                359                      Act/360
54                                120               8/11/2017                360                      Act/360
56                                120               8/11/2017                360                      Act/360
59                                119               7/11/2017                359                      Act/360
64                                121               9/11/2017                360                      Act/360
65                                117               5/11/2017                360                      Act/360
68                                119               7/11/2017                359                      Act/360
69                                119               7/11/2017                360                      Act/360
70                                120               8/11/2017                360                      Act/360
71                                118               6/11/2017                360                      Act/360
72                                118               6/11/2017                360                      Act/360
74                                120               8/11/2017                300                      Act/360
75                                 83               7/11/2014                360                      Act/360
76                                 77               1/11/2014                353                      Act/360
77                                121               9/11/2017                360                      Act/360
79                                120               8/11/2017                360                      Act/360
80                                120               8/11/2017                360                      Act/360
81                                120               8/11/2017                360                      Act/360
84                                118                6/1/2017                360                      Act/360
85                                 60               8/11/2012                324                      Act/360
86                                121               9/11/2017                360                      Act/360
87                                119               7/11/2017                359                      Act/360
91                                120               8/11/2017                360                      Act/360
92                                119               7/11/2017                360                      Act/360
93                                119               7/11/2017                360                      Act/360
97                                120               8/11/2017                360                      Act/360
98                                118               6/11/2017                360                      Act/360
99                                112              12/11/2016                352                      Act/360
101                               120               8/11/2017                360                      Act/360
102                               118               6/11/2017                360                      Act/360
104                                57               5/11/2012                 0                       Act/360
107                                83               7/11/2014                359                      Act/360
108                               119               7/11/2017                359                      Act/360
109                               117               5/11/2017                360                      Act/360
110                               115               3/11/2017                360                      Act/360
111                               120               8/11/2017                360                      Act/360
113                               118               6/11/2017                310                      Act/360
114                               120               8/11/2017                360                      Act/360
115                               120               8/11/2017                360                      Act/360
116                               117               5/11/2017                357                      Act/360
117                               116               4/11/2017                360                      Act/360
119                               118               6/11/2017                360                      Act/360
121                               121               9/11/2017                360                      Act/360
122                               119               7/11/2017                360                      Act/360
123                               120               8/11/2017                360                      Act/360
127                               119               7/11/2017                360                      Act/360
128                               116               4/11/2017                 0                       Act/360
132                               119               7/11/2017                360                      Act/360
134                               121               9/11/2017                360                      Act/360
135                               119               7/11/2017                360                      Act/360
137                               120               8/11/2017                360                      Act/360
138                               119               7/11/2017                360                      Act/360
139                               117               5/11/2017                357                      Act/360
141                               120               8/11/2017                360                      Act/360
142                               119               7/11/2017                360                      Act/360
143                               119               7/11/2017                360                      Act/360

MORTGAGE LOAN NUMBER  ADMINISTRATIVE COST RATE (%)  OUTSIDE SERVICING FEE RATE (%)    GROUND LEASE?
--------------------------------------------------------------------------------------------------------

1                                 0.02053                        0.02               Fee Simple/Leasehold
2                                 0.02053                        0.02               Various
2A                                0.02053                        0.02               Fee Simple
2B                                0.02053                        0.02               Fee Simple
2C                                0.02053                        0.02               Fee Simple
2D                                0.02053                        0.02               Fee Simple
2E                                0.02053                        0.02               Fee Simple
2F                                0.02053                        0.02               Fee Simple
2G                                0.02053                        0.02               Fee Simple
2H                                0.02053                        0.02               Fee Simple
2I                                0.02053                        0.02               Leasehold
2J                                0.02053                        0.02               Fee Simple
2K                                0.02053                        0.02               Fee Simple
2L                                0.02053                        0.02               Fee Simple
2M                                0.02053                        0.02               Fee Simple
2N                                0.02053                        0.02               Fee Simple
2O                                0.02053                        0.02               Fee Simple
2P                                0.02053                        0.02               Fee Simple
2Q                                0.02053                        0.02               Fee Simple
2R                                0.02053                        0.02               Fee Simple
2S                                0.02053                        0.02               Fee Simple
2T                                0.02053                        0.02               Fee Simple
2U                                0.02053                        0.02               Fee Simple
2V                                0.02053                        0.02               Fee Simple
2W                                0.02053                        0.02               Fee Simple
2X                                0.02053                        0.02               Fee Simple
2Y                                0.02053                        0.02               Fee Simple
2Z                                0.02053                        0.02               Fee Simple
2AA                               0.02053                        0.02               Fee Simple
2AB                               0.02053                        0.02               Fee Simple
2AC                               0.02053                        0.02               Fee Simple
2AD                               0.02053                        0.02               Fee Simple
2AE                               0.02053                        0.02               Fee Simple
2AF                               0.02053                        0.02               Fee Simple
2AG                               0.02053                        0.02               Fee Simple
2AH                               0.02053                        0.02               Fee Simple
2AI                               0.02053                        0.02               Leasehold
2AJ                               0.02053                        0.02               Fee Simple
2AK                               0.02053                        0.02               Fee Simple
2AL                               0.02053                        0.02               Fee Simple
2AM                               0.02053                        0.02               Fee Simple
5                                 0.02053                        0.02               Fee Simple
6                                 0.02053                        0.02               Fee Simple
7                                 0.02053                        0.02               Fee Simple
8                                 0.02053                        0.02               Fee Simple
11                                0.02053                        0.02               Fee Simple
13                                0.02053                        0.02               Fee Simple
14                                0.02053                        0.02               Fee Simple
17                                0.02053                        0.02               Fee Simple
20                                0.02053                        0.02               Fee Simple
22                                0.02053                        0.02               Fee Simple
23                                0.02053                        0.02               Fee Simple
27                                0.02053                        0.02               Fee Simple
30                                0.02053                        0.02               Fee Simple
31                                0.02053                        0.02               Fee Simple
32                                0.02053                        0.02               Fee Simple
33                                0.06053                        0.06               Fee Simple
34                                0.02053                        0.02               Fee Simple
35                                0.02053                        0.02               Fee Simple
36                                0.02053                        0.02               Fee Simple
40                                0.02053                        0.02               Fee Simple
41                                0.08053                        0.08               Fee Simple
44                                0.02053                        0.02               Fee Simple
45                                0.02053                        0.02               Fee Simple
47                                0.02053                        0.02               Fee Simple
48                                0.02053                        0.02               Fee Simple
49                                0.02053                        0.02               Fee Simple
52                                0.02053                        0.02               Fee Simple
53                                0.02053                        0.02               Fee Simple
54                                0.02053                        0.02               Fee Simple
56                                0.02053                        0.02               Fee Simple
59                                0.02053                        0.02               Fee Simple
64                                0.02053                        0.02               Fee Simple
65                                0.08053                        0.08               Fee Simple
68                                0.02053                        0.02               Fee Simple
69                                0.02053                        0.02               Fee Simple
70                                0.02053                        0.02               Fee Simple
71                                0.02053                        0.02               Fee Simple
72                                0.02053                        0.02               Fee Simple
74                                0.02053                        0.02               Fee Simple
75                                0.02053                        0.02               Fee Simple
76                                0.07053                        0.02               Fee Simple
77                                0.02053                        0.02               Fee Simple
79                                0.02053                        0.02               Fee Simple
80                                0.02053                        0.02               Fee Simple
81                                0.02053                        0.02               Fee Simple
84                                0.08053                        0.08               Fee Simple
85                                0.02053                        0.02               Fee Simple
86                                0.02053                        0.02               Fee Simple
87                                0.02053                        0.02               Fee Simple
91                                0.02053                        0.02               Fee Simple
92                                0.02053                        0.02               Fee Simple
93                                0.02053                        0.02               Fee Simple
97                                0.02053                        0.02               Fee Simple
98                                0.02053                        0.02               Fee Simple
99                                0.02053                        0.02               Fee Simple
101                               0.02053                        0.02               Fee Simple
102                               0.02053                        0.02               Fee Simple
104                               0.04053                        0.04               Fee Simple
107                               0.06053                        0.06               Fee Simple
108                               0.02053                        0.02               Fee Simple
109                               0.02053                        0.02               Fee Simple
110                               0.08053                        0.08               Fee Simple
111                               0.02053                        0.02               Fee Simple
113                               0.02053                        0.02               Fee Simple
114                               0.07053                        0.02               Fee Simple
115                               0.02053                        0.02               Fee Simple
116                               0.02053                        0.02               Fee Simple
117                               0.02053                        0.02               Fee Simple
119                               0.09053                        0.09               Fee Simple
121                               0.02053                        0.02               Fee Simple
122                               0.06053                        0.06               Fee Simple
123                               0.02053                        0.02               Fee Simple
127                               0.02053                        0.02               Fee Simple
128                               0.02053                        0.02               Fee Simple
132                               0.02053                        0.02               Fee Simple
134                               0.02053                        0.02               Fee Simple
135                               0.02053                        0.02               Fee Simple
137                               0.02053                        0.02               Fee Simple
138                               0.06053                        0.06               Fee Simple
139                               0.02053                        0.02               Fee Simple
141                               0.02053                        0.02               Fee Simple
142                               0.06053                        0.06               Leasehold
143                               0.02053                        0.02               Fee Simple

                                                                                                                ADDITIONAL
MORTGAGE LOAN NUMBER  MORTGAGE LOAN SELLER      DEFEASANCE     ARD MORTGAGE LOAN  ANTICIPATED REPAYMENT DATE  INTEREST RATE
---------------------------------------------------------------------------------------------------------------------------

1                             LB            Defeasance                N/A                     N/A                  N/A
2                             LB            DEFEASANCE                N/A                     N/A                  N/A
2A                            LB            Defeasance                N/A                     N/A                  N/A
2B                            LB            Defeasance                N/A                     N/A                  N/A
2C                            LB            Defeasance                N/A                     N/A                  N/A
2D                            LB            Defeasance                N/A                     N/A                  N/A
2E                            LB            Defeasance                N/A                     N/A                  N/A
2F                            LB            Defeasance                N/A                     N/A                  N/A
2G                            LB            Defeasance                N/A                     N/A                  N/A
2H                            LB            Defeasance                N/A                     N/A                  N/A
2I                            LB            Defeasance                N/A                     N/A                  N/A
2J                            LB            Defeasance                N/A                     N/A                  N/A
2K                            LB            Defeasance                N/A                     N/A                  N/A
2L                            LB            Defeasance                N/A                     N/A                  N/A
2M                            LB            Defeasance                N/A                     N/A                  N/A
2N                            LB            Defeasance                N/A                     N/A                  N/A
2O                            LB            Defeasance                N/A                     N/A                  N/A
2P                            LB            Defeasance                N/A                     N/A                  N/A
2Q                            LB            Defeasance                N/A                     N/A                  N/A
2R                            LB            Defeasance                N/A                     N/A                  N/A
2S                            LB            Defeasance                N/A                     N/A                  N/A
2T                            LB            Defeasance                N/A                     N/A                  N/A
2U                            LB            Defeasance                N/A                     N/A                  N/A
2V                            LB            Defeasance                N/A                     N/A                  N/A
2W                            LB            Defeasance                N/A                     N/A                  N/A
2X                            LB            Defeasance                N/A                     N/A                  N/A
2Y                            LB            Defeasance                N/A                     N/A                  N/A
2Z                            LB            Defeasance                N/A                     N/A                  N/A
2AA                           LB            Defeasance                N/A                     N/A                  N/A
2AB                           LB            Defeasance                N/A                     N/A                  N/A
2AC                           LB            Defeasance                N/A                     N/A                  N/A
2AD                           LB            Defeasance                N/A                     N/A                  N/A
2AE                           LB            Defeasance                N/A                     N/A                  N/A
2AF                           LB            Defeasance                N/A                     N/A                  N/A
2AG                           LB            Defeasance                N/A                     N/A                  N/A
2AH                           LB            Defeasance                N/A                     N/A                  N/A
2AI                           LB            Defeasance                N/A                     N/A                  N/A
2AJ                           LB            Defeasance                N/A                     N/A                  N/A
2AK                           LB            Defeasance                N/A                     N/A                  N/A
2AL                           LB            Defeasance                N/A                     N/A                  N/A
2AM                           LB            Defeasance                N/A                     N/A                  N/A
5                             LB            Defeasance                N/A                     N/A                  N/A
6                             LB            Defeasance                N/A                     N/A                  N/A
7                             LB            Defeasance                N/A                     N/A                  N/A
8                             LB            Defeasance                N/A                     N/A                  N/A
11                            LB            Defeasance                N/A                     N/A                  N/A
13                            LB            Defeasance                N/A                     N/A                  N/A
14                            LB            Yield Maintenance         N/A                     N/A                  N/A
17                            LB            Defeasance                N/A                     N/A                  N/A
20                            LB            Yield Maintenance         N/A                     N/A                  N/A
22                            LB            Defeasance                N/A                     N/A                  N/A
23                            LB            Yield Maintenance         N/A                     N/A                  N/A
27                            LB            Yield Maintenance         N/A                     N/A                  N/A
30                            LB            Defeasance                N/A                     N/A                  N/A
31                            LB            Yield Maintenance         N/A                     N/A                  N/A
32                            LB            Yield Maintenance         N/A                     N/A                  N/A
33                            LB            Defeasance                N/A                     N/A                  N/A
34                            LB            Yield Maintenance         N/A                     N/A                  N/A
35                            LB            Defeasance                N/A                     N/A                  N/A
36                            LB            Defeasance                N/A                     N/A                  N/A
40                            LB            Defeasance                N/A                     N/A                  N/A
41                            LB            Defeasance                N/A                     N/A                  N/A
44                            LB            Defeasance                N/A                     N/A                  N/A
45                            LB            Defeasance                N/A                     N/A                  N/A
47                            LB            Defeasance                N/A                     N/A                  N/A
48                            LB            Defeasance                N/A                     N/A                  N/A
49                            LB            Yield Maintenance         N/A                     N/A                  N/A
52                            LB            Defeasance                N/A                     N/A                  N/A
53                            LB            Defeasance                N/A                     N/A                  N/A
54                            LB            Defeasance                N/A                     N/A                  N/A
56                            LB            Defeasance                N/A                     N/A                  N/A
59                            LB            Defeasance                N/A                     N/A                  N/A
64                            LB            Defeasance                N/A                     N/A                  N/A
65                            LB            Defeasance                N/A                     N/A                  N/A
68                            LB            Defeasance                N/A                     N/A                  N/A
69                            LB            Defeasance                N/A                     N/A                  N/A
70                            LB            Defeasance                N/A                     N/A                  N/A
71                            LB            Defeasance                N/A                     N/A                  N/A
72                            LB            Defeasance                N/A                     N/A                  N/A
74                            LB            Defeasance                N/A                     N/A                  N/A
75                            LB            Yield Maintenance         N/A                     N/A                  N/A
76                            LB            Defeasance                N/A                     N/A                  N/A
77                            LB            Yield Maintenance         N/A                     N/A                  N/A
79                            LB            Defeasance                N/A                     N/A                  N/A
80                            LB            Defeasance                N/A                     N/A                  N/A
81                            LB            Defeasance                N/A                     N/A                  N/A
84                            LB            Defeasance                N/A                     N/A                  N/A
85                            LB            Defeasance                N/A                     N/A                  N/A
86                            LB            Defeasance                N/A                     N/A                  N/A
87                            LB            Defeasance                N/A                     N/A                  N/A
91                            LB            Defeasance                N/A                     N/A                  N/A
92                            LB            Defeasance                N/A                     N/A                  N/A
93                            LB            Defeasance                N/A                     N/A                  N/A
97                            LB            Defeasance                N/A                     N/A                  N/A
98                            LB            Defeasance                N/A                     N/A                  N/A
99                            LB            Defeasance                N/A                     N/A                  N/A
101                           LB            Defeasance                N/A                     N/A                  N/A
102                           LB            Defeasance                N/A                     N/A                  N/A
104                           LB            Defeasance                N/A                     N/A                  N/A
107                           LB            Defeasance                N/A                     N/A                  N/A
108                           LB            Defeasance                N/A                     N/A                  N/A
109                           LB            Defeasance                N/A                     N/A                  N/A
110                           LB            Yield Maintenance         N/A                     N/A                  N/A
111                           LB            Yield Maintenance         N/A                     N/A                  N/A
113                           LB            Defeasance                N/A                     N/A                  N/A
114                           LB            Defeasance                N/A                     N/A                  N/A
115                           LB            Yield Maintenance         N/A                     N/A                  N/A
116                           LB            Defeasance                N/A                     N/A                  N/A
117                           LB            Defeasance                N/A                     N/A                  N/A
119                           LB            Yield Maintenance         N/A                     N/A                  N/A
121                           LB            Defeasance                N/A                     N/A                  N/A
122                           LB            Defeasance                N/A                     N/A                  N/A
123                           LB            Defeasance                N/A                     N/A                  N/A
127                           LB            Yield Maintenance         N/A                     N/A                  N/A
128                           LB            Defeasance                N/A                     N/A                  N/A
132                           LB            Defeasance                N/A                     N/A                  N/A
134                           LB            Yield Maintenance         N/A                     N/A                  N/A
135                           LB            Defeasance                N/A                     N/A                  N/A
137                           LB            Defeasance                N/A                     N/A                  N/A
138                           LB            Defeasance                N/A                     N/A                  N/A
139                           LB            Defeasance                N/A                     N/A                  N/A
141                           LB            Defeasance                N/A                     N/A                  N/A
142                           LB            Defeasance                N/A                     N/A                  N/A
143                           LB            Defeasance                N/A                     N/A                  N/A

MORTGAGE LOAN NUMBER  CROSS COLLATERALIZED  MORTGAGE LOAN GROUP          LENDING ENTITY
-----------------------------------------------------------------------------------------------

1                              No                    1           Lehman Brothers Ali, Inc.
2                              N/A                   1           LEHMAN BROTHERS HOLDINGS, INC.
2A                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2B                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2C                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2D                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2E                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2F                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2G                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2H                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2I                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2J                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2K                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2L                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2M                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2N                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2O                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2P                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2Q                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2R                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2S                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2T                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2U                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2V                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2W                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2X                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2Y                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2Z                         Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AA                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AB                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AC                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AD                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AE                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AF                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AG                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AH                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AI                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AJ                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AK                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AL                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
2AM                        Yes (LB-1)                1           Lehman Brothers Holdings, Inc.
5                              No                    1           Lehman Brothers Ali, Inc.
6                              No                    1           Lehman Brothers Holdings, Inc.
7                              No                    1           Lehman Brothers Ali, Inc.
8                              No                    1           Lehman Brothers Holdings, Inc.
11                             No                    1           Lehman Brothers Holdings, Inc.
13                             No                    1           Lehman Brothers Bank, FSB
14                             No                    1           Lehman Brothers Holdings, Inc.
17                             No                    2           Lehman Brothers Bank, FSB
20                             No                    2           Lehman Brothers Holdings, Inc.
22                             No                    2           Lehman Brothers Holdings, Inc.
23                             No                    1           Lehman Brothers Bank, FSB
27                             No                    2           Lehman Brothers Holdings, Inc.
30                             No                    1           Lehman Brothers Bank, FSB
31                             No                    1           Lehman Brothers Bank, FSB
32                             No                    1           Lehman Brothers Bank, FSB
33                             No                    2           Lehman Brothers Bank, FSB
34                             No                    1           Lehman Brothers Bank, FSB
35                             No                    1           Lehman Brothers Bank, FSB
36                             No                    1           Lehman Brothers Bank, FSB
40                             No                    1           Lehman Brothers Bank, FSB
41                             No                    2           Lehman Brothers Bank, FSB
44                             No                    1           Lehman Brothers Bank, FSB
45                             No                    1           Lehman Brothers Bank, FSB
47                             No                    1           Lehman Brothers Bank, FSB
48                             No                    2           Lehman Brothers Bank, FSB
49                             No                    1           Lehman Brothers Bank, FSB
52                         Yes (LB-2)                1           Lehman Brothers Bank, FSB
53                             No                    1           Lehman Brothers Bank, FSB
54                             No                    1           Lehman Brothers Bank, FSB
56                             No                    1           Lehman Brothers Bank, FSB
59                             No                    2           Lehman Brothers Bank, FSB
64                             No                    1           Lehman Brothers Bank, FSB
65                             No                    1           Lehman Brothers Bank, FSB
68                             No                    1           Lehman Brothers Bank, FSB
69                             No                    1           Lehman Brothers Bank, FSB
70                             No                    1           Lehman Brothers Bank, FSB
71                         Yes (LB-2)                1           Lehman Brothers Bank, FSB
72                             No                    1           Lehman Brothers Bank, FSB
74                             No                    1           Lehman Brothers Bank, FSB
75                             No                    1           Lehman Brothers Bank, FSB
76                             No                    1           Lehman Brothers Bank, FSB
77                             No                    2           Lehman Brothers Bank, FSB
79                             No                    1           Lehman Brothers Bank, FSB
80                             No                    1           Lehman Brothers Bank, FSB
81                             No                    1           Lehman Brothers Bank, FSB
84                             No                    2           Lehman Brothers Bank, FSB
85                             No                    2           Lehman Brothers Holdings, Inc.
86                             No                    1           Lehman Brothers Bank, FSB
87                             No                    1           Lehman Brothers Bank, FSB
91                             No                    2           Lehman Brothers Bank, FSB
92                             No                    1           Lehman Brothers Bank, FSB
93                             No                    1           Lehman Brothers Bank, FSB
97                             No                    1           Lehman Brothers Bank, FSB
98                             No                    1           Lehman Brothers Bank, FSB
99                             No                    1           Lehman Brothers Bank, FSB
101                            No                    1           Lehman Brothers Bank, FSB
102                            No                    1           Lehman Brothers Bank, FSB
104                            No                    1           Lehman Brothers Bank, FSB
107                            No                    2           Lehman Brothers Bank, FSB
108                            No                    1           Lehman Brothers Bank, FSB
109                            No                    2           Lehman Brothers Bank, FSB
110                            No                    2           Lehman Brothers Bank, FSB
111                            No                    1           Lehman Brothers Bank, FSB
113                            No                    1           Lehman Brothers Bank, FSB
114                            No                    2           Lehman Brothers Bank, FSB
115                            No                    2           Lehman Brothers Bank, FSB
116                            No                    2           Lehman Brothers Bank, FSB
117                            No                    2           Lehman Brothers Bank, FSB
119                            No                    1           Lehman Brothers Bank, FSB
121                            No                    1           Lehman Brothers Bank, FSB
122                            No                    1           Lehman Brothers Bank, FSB
123                            No                    2           Lehman Brothers Bank, FSB
127                            No                    1           Lehman Brothers Bank, FSB
128                            No                    1           Lehman Brothers Bank, FSB
132                            No                    1           Lehman Brothers Bank, FSB
134                            No                    1           Lehman Brothers Bank, FSB
135                            No                    1           Lehman Brothers Bank, FSB
137                            No                    1           Lehman Brothers Bank, FSB
138                            No                    1           Lehman Brothers Bank, FSB
139                            No                    1           Lehman Brothers Bank, FSB
141                            No                    1           Lehman Brothers Bank, FSB
142                            No                    1           Lehman Brothers Bank, FSB
143                            No                    1           Lehman Brothers Bank, FSB